Exhibit 32.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)


I, Robert E. Williams (principal financial and accounting officer) of J R Bassett Optical, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10QSB for the quarter ended June 30, 2005 (the "Report") of the Registrant, that:

  (1)  The Report fully complies with the requirements of section
13(a) of the Securities Exchange Act of 1934, as amended; and

  (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



July 21, 2005
                                   By: /s/ Robert E. Williams
                                      -----------------------------
                                      Robert E. Williams, President
                                      Chief Executive Officer